UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22423

ORACLE FAMILY OF FUNDS

 (Exact name of registrant as specified in charter)

182 Island Blvd., FL, Fox Island, WA  98333

 (Address of principal executive offices)(Zip code)

Laurence I. Balter

Oracle Investment Research

182 Island Blvd., FL, Fox Island, WA  98333

 (Name and address of agent for service)

Registrant's telephone number, including area code: (253) 303-0164

Date of fiscal year end: August 31

Date of reporting period: February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

FEBRUARY 28, 2012

(Unaudited)

March 1, 2012

Dear Shareholder,

For the six-month period ending February 29, 2012, the value of an investment in Oracle Mutual Fund lost -2.74%, if you reinvested the dividend paid December 2011.  This compares to a -1.44% return for the MSCI World Index with dividends reinvested.  Interestingly, in the first six weeks of 2012, your fund ranked in the top 1% in the Global All Cap Core category according to the Wall Street Journal and Lipper index.

Let’s be frank, 2011 was not kind to us and we still have ground to cover.   Overblown fears of a global slowdown led by Greece had severe volatility impacts to cyclically sensitive companies.  What a difference six months make.  It was as if nearly overnight, on the first business day of October 2011 investor psychology switched from fear to optimism.

Rational investing in an irrational world. ®   is our motto.  Behind every stock price is a real company.  In the long-run, fundamentals will win out over short-term emotions.  Our style of investing may stay out of favor for a period of time that will tax your patience.  We don’t follow fads or indices.  We will not chase the hot stocks because they are winning.  We buy growing companies that are part of a long term secular uptrend in global growth at good prices.

We value companies from their private market value point of view.  To those new to our fund, let me explain what this means.  There are 4 things a company can do with its cash flow.  (1) pay it out as a dividend- which you the shareholder will pay tax on (2) pay down debt (3) buy back stock, or (4) reinvest in the business to grow.  Our preference is 4, 3, 2 and 1 in that order.

Shareholders by definition hold a claim check on company profits.  The fewer the shares available, the greater your slice of the pie or claim on company profits.

Let's take an extreme hypothetical example to aid in understanding.  Suppose that a company earns $1 Billion of profits in a fiscal year.  Furthermore, the stock price remains flat or goes down over the course of time.  All the while, management continues to buy back everyone's shares, except yours.  What do you suppose your shares would be worth?  Your “claim ticket” now has an intrinsic value of $1 Billion.

Yet, in the example above the stock price went down, not up.  So how does this work out to your benefit?  The average investor seeing the price go down may likely sell out of fear or bad news, or because it is dragging their portfolio down in value.  In taking this theory to a real life example, I’d like to discuss one of the companies in our fund, Cliffs Natural Resources. CLF (NYSE) stock price has fluctuated from $100 to as low as $60 in less than a year, a -40% drop in value.  Many traders see a falling stock price and soon, the price continues its ride further down as they may continue to short the stock.  Why is it going down?  Market sentiment, global slowdown fears to name a few, maybe profits didn’t hit “the numbers”. Under the hood we see a different story.

Cliffs is a company with a stock market value of approximately $9 Billion and hit a record $6.8 Billion in revenue. Profits attributed to shareholders rose to a record $1.6 Billion, or $11.48 per share.  Cash flow was robust, at $2.3 Billion up +73% from 2010.  They also raised the dividend 100%.

Markets are a funny irrational place.  When canned tuna goes on sale at the super market, people buy more.  But with stocks, oftentimes it's the complete opposite.

Stock prices in the short run are a reflection of everyone else's opinion in the marketplace. Opinions change with emotions and global news flow.  It’s important to look under the hood at factual data.

Recently, I had an opportunity to speak to several financial advisors about your fund.  Many of them have commented, “Why aren’t you moving into other areas that are moving up?  Why aren’t you buying the hot stocks or trading more to make some short term gains?”

I answer those questions with the following “pop quiz” of the chart above.  This stock went from $198 to finish the year at $85. A -57% drop in value.  Buy, sell or hold?  Honestly ask yourself what would you have done?

Many people sold.  After all, who wants to own a dog like this in their portfolio?  Ok, you want to know the stock, don’t you?  Apple.

In other portfolio related news, OGX Petroleo de Particapoes, a Brazilian oil exploration company, began production from its first discovery after two years of exploration.

The global economy remains volatile and different regions have varied challenges.  The “crisis-du-jour” will change; expect it.

A January 12, 2011 Marketwatch article stated that the average holding period for stocks is 22 seconds.  This is a shorter time frame than it takes to read this page.

Despite these challenges, we remain focused and disciplined, on individual companies with strong prospects for long-term growth at good prices.

Thanks to all who came to Maui for our first annual shareholder meeting.  It was a terrific event.  I look forward to reporting to you again in August 2012.

Laurence Isaac Balter

President and Fund Manager

ORACLE MUTUAL FUND

PORTFILIO SECTOR ILLUSTRATION

FEBRUARY 29, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Oracle Mutual Fund
	Schedule of Investments
	February 29, 2012 (Unaudited)

Shares		Value

COMMON STOCKS - 98.67%

Agriculture Chemicals - 5.19%
12,200	Potash Corp. (Canada)	$ 567,910

Bituminous Coal & Lignite Mining - 3.35%
5,100	Alpha Natural Resources, Inc. *	94,656
4,200	Walter Energy, Inc.	272,286
		366,942
Crude Petroleum & Natural Gas - 7.95%
12,000	Denbury Resources, Inc. *	238,920
4,000	Pioneer Natural Resources Co.	438,560
6,000	Stone Energy Corp. *	191,700
		869,180

Drilling, Oil, and Gas Wells - 13.97%
27,000	Nabors Industries Ltd. *	588,060
1,500	Noble Corp.	60,270
6,000	Transocean Ltd. (Switzerland)	320,040
35,000	Weatherford International Ltd. *	559,300
		1,527,670
Industrial Organic Materials - 3.55%
9,000	Lyondellbasell Industries NV Class A (Netherlands)	388,620

Metal Mining - 21.67%
5,000	Cliffs Natural Resources, Inc.	317,400
11,000	Freeport McMoran Copper & Gold, Inc.	468,160
20,000	Molycorp, Inc. *	494,000
9,800	Rio Tinto Plc. ADR	557,914
21,200	Vale S.A. ADR	532,968
		2,370,442
Mining Quarrying of Non-Metallic Minerals - 4.17%
11,400	Teck Resources Ltd. Class B (Canada)	455,658

Motor Vehicles & Passanger Car Bodies - 1.58%
14,000	Ford Motor Co.	173,320

Oil & Gas Filled Machinery & Equipment - 8.73%
10,425	Baker Hughes, Inc.	524,169
7,000	Cameron International Corp. *	389,970
500	National Oilwell Varco, Inc.	41,265
		955,404
Oil Company - Exploration & Production - 7.75%
84,400	OGX Petroleo E Gas Participacoes SA ADR *	848,220

Oil, Gas Field Services - 10.85%
14,500	Halliburton Co.	530,555
7,700	Schlumberger Ltd.	597,597
2,000	Superior Energy Services, Inc. *	58,680
		1,186,832
Petroleum Refining - 5.80%
10,000	BP Plc. ADR	471,600
2,500	Hess Corp.	162,300
		633,900
Steel Works, Blast Furnaces Rolling Mills - 4.11%
16,500	United States Steel Corp.	449,130

TOTAL FOR COMMON STOCKS (Cost $12,571,732) - 98.67%		10,793,228

SHORT TERM INVESTMENTS - 0.55%
59,933	Fidelity Institutional Money Market Portfolio 0.24% **	59,933
TOTAL SHORT TERM INVESTMENTS (Cost $59,933) - 0.55%		59,933

TOTAL INVESTMENTS (Cost $12,631,665) - 99.22%		10,853,161

OTHER ASSETS LESS LIABILITIES - 0.78%		85,318

NET ASSETS - 100.00%		$ 10,938,479

ADR - American Depository Receipt
* Non-income producing security during the period.
** Variable rate security; the money market rate shown represents the yield at February 29, 2012.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of February 29, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 10,793,228	$ -	$ -	$ 10,793,228
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	59,933	-	-	59,933
	$ 10,853,161	$ -	$ -	$ 10,853,161

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Assets and Liabilities
February 29, 2012 (Unaudited)

Assets:
Investments, at Value (Cost $12,631,665)	$ 10,853,161
Cash	500
Receivables:
Securities Sold	150,935
Shareholder Subscriptions	1,108
Due from Advisor (Note 3)	1,469
Dividends and Interest	23,640
Prepaid Expenses	16,781
Total Assets	11,047,594
Liabilities:
Shareholder Redemptions	7,715
Securities Purchased	87,670
Other Expenses	13,730
Total Liabilities	109,115

Net Assets	$ 10,938,479

Net Assets Consist of:
Paid In Capital	$ 14,088,772
Accumulated Undistributed Net Investment Income	9,061
Accumulated Realized Loss on Investments	(1,380,850)
Unrealized Depreciation in Value of Investments	(1,778,504)
Net Assets, for 143,808 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 10,938,479

Net Asset Value Per Share and Offering Price ($10,938,479/143,808)	$ 76.06

Minimum Redemption Price Per Share *	$ 75.68

Maximum Offering Price Per Share (Note 2)	$ 80.27

*The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statement of Operations
For the six months ended February 29, 2012 (Unaudited)

Investment Income:
Dividends (Net of foreign tax withheld $15,364)	$ 141,281
Interest	113
Total Investment Income	141,394

Expenses:
Advisory Fees (Note 3)	38,695
Administration Fees (Note 3)	14,959
Audit Fees	6,209
Legal Fees	7,484
Registration Fees	2,845
Transfer Agent Fees (Note 4)	13,119
Custody Fees	1,916
Printing & Mailing	247
Insurance	5,943
Miscellaneous	5,549
Total Expenses	96,966
Advisory Fees Waived/Reimbursed (Note 3)	(45,373)
Net Expenses	51,593

Net Investment Income	89,801

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(482,791)
Net Change in Unrealized Depreciation on Investments	(115,741)
Net Realized and Unrealized Loss on Investments	(598,532)

Net Decrease in Net Assets Resulting from Operations	$ (508,731)

The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months Ended	Period Ended	*
	2/29/2012	8/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 89,801	$ 49,523
Net Realized Loss on Investments	(482,791)	(898,060)
Unrealized Depreciation on Investments	(115,741)	(1,662,763)
Net Decrease in Net Assets Resulting from Operations	(508,731)	(2,511,300)

Distributions to Shareholders: (Note 8)
Net Investment Income	(130,262)	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	(130,262)	-

Capital Share Transactions (Note 7)	(87,077)	14,175,849

Net Assets:
Net Increase in Net Assets	(726,070)	11,664,549
Beginning of Period	11,664,549	-
End of Period (Including Accumulated Undistributed Net Investment Income of $9,061 and $49,523, respectively)	$ 10,938,479	$ 11,664,549

* The Fund commenced investment operations on January 3, 2011.
The accompanying notes are an integral part of these financial statements.

Oracle Mutual Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months		Period Ended
	Ended		Ended
	2/29/2012		8/31/2011 ▲

Net Asset Value, at Beginning of Period	$ 80.42		$ 100.00

Income From Investment Operations:
Net Investment Income *	0.62		0.48
Net Loss on Securities (Realized and Unrealized)	(4.07)		(20.06)
Total from Investment Operations	(3.45)		(19.58)

Distributions from:
Net Investment Income	(0.91)		-
Net Realized Gains	-		-
Total from Distributions	(0.91)		-

Redemption Fees ***	-		-

Net Asset Value, at End of Period	$ 76.06		$ 80.42

Total Return **	(4.11)%		(19.58)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,938		$ 11,665
Before Waiver
Ratio of Expenses to Average Net Assets	1.88%	†	1.78%	†
Ratio of Net Investment Income to Average Net Assets	0.86%	†	0.01%	†
After Waiver
Ratio of Expenses to Average Net Assets	1.00%	†	1.00%	†
Ratio of Net Investment Income to Average Net Assets	1.74%	†	0.80%	†
Portfolio Turnover	32.64%		254.67%

† Annualized
▲ The Fund commenced investment operations on January 3, 2011.
* Net Investment Income/Loss per share amounts were calculated using the average shares method.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

*** The Fund will impose a 0.50% redemption fee on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

ORACLE MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 29, 2012 (UNAUDITED)

Note 1. Organization

The Oracle Mutual Fund (the “Fund”) was organized as a diversified series of the Oracle Family of Funds (the “Trust”) on September 16, 2010. The Trust is an open-end investment company established under the laws of the State of Ohio by an Agreement and Declaration of Trust dated May 21, 2010 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the only series currently authorized by the Trustees. The investment advisor to the Fund is Oracle Investment Research (the “Advisor”).

The investment objective of the Fund is long-term capital appreciation while secondarily striving for income.  The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations - Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Equity securities, including common stocks, American Depositary Receipts, estate investment trusts, exchanged-traded funds, real preferred securities and bonus certificates, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.

Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, such as corporate bonds, municipal bonds and structured notes, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor used inputs such as pricing of similar securities and market movements of the underlying common stock to fair value reverse convertible bonds.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Federal Income Taxes - Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  The Fund’s policy is to distribute to its shareholders all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income.

In addition, Generally Accepted Accounting Principals (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended February 29, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

Other - The Fund records security transactions on the day after the trade date.  The highest cost specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Redemption Fees - Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.  For these reasons, the Fund will assess a 0.50% fee on the redemption or exchange of Fund shares held for 30 days or less and will be paid to the Fund.  The Fund will use the FIFO method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in the Fund for a 30-day period from the date of purchase.  For the six months ended February 29, 2012, the Fund did not collect any early redemption fees.

Contingent Deferred Sales Charge - Shares are subject to a Contingent Deferred Sales Charge (“CDSC”). The CDSC is imposed on shares redeemed by the shareholder within 12 months of purchase. The 0.50% CDSC is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.

Sales Charge - If you purchase shares of the Fund, you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  Please refer to the Prospectus for qualifying sales charge reductions or waivers.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser, Oracle Investment Research, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees.  Under the Investment Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets, payable on a monthly basis. After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  For the six months ended February 29, 2012, the Adviser earned $38,695 in advisory fees.

The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding dividends on short positions, brokerage commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.00%, through December 31, 2012, subject thereafter to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.  This operating expense limitation agreement can only be terminated by, or with the consent of, the Board of Trustees.  For the six months ended February 29, 2012, the Adviser waived $45,373 in expenses pursuant to the expense limitation agreement.  At February 29, 2012, the Adviser owed the Fund $1,469 for expenses waived.

Pursuant to an Administration Agreement (the “Administration Agreement”), Oracle Investment Research (the “Administrator”), acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund 0.20% of average net assets on the first $50 million of Fund assets, 0.07% of the average net assts over $50 million but less then $100 million, 0.05% of the average net assts over $100 million but less then $150 million, and 0.03% of the average net assets over $150 million; all are subject to a minimum monthly fee of $2,500.  For the six months ended February 29, 2012, the Adviser earned $14,959 in administrative fees.

Note 4. Affiliated Service Provider

Mutual Shareholder Services, LLC (“MSS”), acts as the Fund’s transfer agent.  Certain officers of the Trust are officers, employees, and/or members of management of MSS.  MSS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  For the period months ended February 29, 2012, MSS earned $13,119.

Note 5. Distribution Fees

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Fund’s distributor for distribution services (the “Distribution Fee”) for shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  The Distribution Plan provides that the Fund’s distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  Currently the Distribution plan is inactive.

Note 6. Investment Transactions

For the six months ended February 29, 2012, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $3,361,626 and $3,412,639, respectively.

Note 7. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares without par value.  The total paid-in capital was $14,088,772 as of February 29, 2012.  Transactions in capital for the six months ended February 29, 2012, and the period ended August 31, 2011, were as follows:

	Six Months Ended 2/29/2012		Period January 3, 2011 (commencement of investment operations) through August 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	4,627	$337,984	154,956	$15,048,365
Shares reinvested	1,945	127,560	-	-
Shares redeemed	(7,801)	(552,621)	(9,919)	(872,516)
Net increase	(1,229)	$(87,077)	145,037	$14,175,849

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 0.50% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the six months ended February 29, 2012, there were no redemption fees collected by the Fund from shareholder transactions and included in paid-in-capital.

Note 8. Tax Matters

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

Undistributed ordinary income

$       49,523

Post-October capital loss deferrals

Realized between 11/1/10 and 8/31/2011 *

$   (898,060)

Gross unrealized appreciation on investment securities

                $       80,695

Gross unrealized depreciation on investment securities

                $ (1,743,458)

Net unrealized appreciation on investment securities

                $ (1,662,763)

Cost of investment securities (including short-term investments) **

               $  13,221,222

*  These deferrals are considered incurred in the subsequent year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period January 3, 2011 (commencement of investment operations) through August 31, 2011, there were no distributions paid.

For the six months ended February 29, 2012, the Fund paid an ordinary income distribution of $0.9089 per share.

The tax character of the distributions paid during the six months ended February 29, 2012, and for the period January 3, 2011 (commencement of investment operations) through August 31, 2011, are as follows:

	2012	2011
Ordinary income	$130,262	-
Long-term capital gain	-	-

Note 9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of February 29, 2012, National Financial Service Corp., for the benefit of its customers, held approximately 90.36% of the voting securities of the Fund, and may be deemed to control the Fund.

Note 10. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles ("GAAP") and International Financial Reporting Standards ("IFRS"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Oracle Mutual Fund
Expense Illustration
February 29, 2012 (Unaudited)

Expense Example

As a shareholder of the Oracle Mutual Fund, you incur ongoing costs which typically consist of management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2011 through February 29, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	September 1, 2011	February 29, 2012	September 1, 2011 to February 29, 2012

Actual	$1,000.00	$958.89	$4.88
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.95	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

ORACLE MUTUAL FUND

ADDITIONAL INFORMATION

FEBRUARY 29, 2012 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 494-2755 to request a copy of the SAI or to make shareholder inquiries.

Investment Adviser:
Oracle Investment Research

182 Island Blvd., FI

Fox Island, WA 98333

Independent Registered Public Accounting Firm:
Patke & Associates, Ltd.

300 Village Green Drive, Suite 210

Lincolnshire, IL 60069

Legal Counsel:
Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

Custodian:
Huntington National Bank

41 South Street

Columbus, OH 43125

Transfer Agent:
For more information, purchase or redemptions, call or write to

Oracle Mutual Fund’s Transfer Agent:

Mutual Shareholder Services, LLC

Oracle Mutual Fund

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(800) 494-2755 Toll Free

This report is provided for the general information of the shareholders of the Oracle Mutual Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORACLE FAMILY OF FUNDS

By /s/ Laurence I. Balter

----------------------------------------

* Laurence I. Balter,

President

Date:

May 1, 2012

*Print the name and title of each signing officer under his or her signature.